---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                   California
                                    Tax-Free
                                  Income Fund

                                AUGUST 31, 1999




                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 By Dianne Sales, CFA, Barry H. Evans, CFA, and
                  Frank A. Lucibella, CFA, Portfolio Managers

                            John Hancock California
                              Tax-Free Income Fund

           Municipal bonds come under pressure as interest rates rise
           ----------------------------------------------------------

Growing inflationary fears and rising interest rates muted municipal bond returns over the last 12 months. While significant price increases have yet to appear, the fear of inflation has engineered a turnaround in interest rates since last August. Although the period began amid a favorable interest-rate environment, late 1998 signaled a change in both investor sentiment and the bond market's direction. Three interest-rate cuts by the Federal Reserve last fall appeared to have worked as intended: U.S. economic growth rebounded, while much of Asia and Latin America started to show signs of life. But then, better-than-expected global economic growth, combined with occasional spikes in commodity prices and a tight labor market, fanned fears that inflation was on the rise. Nervous investors pushed bond yields higher and bond prices lower in response. To help choke off inflation and calm the bond markets, the Fed reversed course by raising short-term interest rates in June and again in August.

         Relative to their taxable counterparts, municipals fared reasonably well, although they still were unable to produce positive results over the last year.

Performance recap

For the 12 months ended August 31, 1999, John Hancock California Tax-Free Income Fund's Class A and Class B shares returned 0.11% and -0.63%, respectively, at net asset value. By comparison, the average California municipal bond fund returned -1.49%, according to Lipper, Inc.1 Class C shares, which were introduced

--------------------------------------------------------------------------------
[A 3 5/8" x 2 1/4" photo at bottom right side of page of John Hancock California Tax-Free Income Fund. Caption below reads "Fund management team members (l-r):
"Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"...the fear of inflation has engineered a turnaround in interest rates since last August."

================================================================================

              John Hancock Funds - California Tax-Free Income Fund


"The Fund benefited from our stakes in issuers that refinanced debt..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into twelve sections (from top to left): Other 26%, Pollution Control 2%, Lease 2%, General Obligation 3%, Authority 4%, Housing 4%, Correctional Facilities 5%, Electric Power 5%, Education 10%, Transportation 10%, Water & Sewer 10% and Health 19%. A note below the chart reads "As a percentage of net assets on August 31, 1999."]
--------------------------------------------------------------------------------

on April 1, 1999, returned -2.77% from inception through August 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Performance review

The Fund benefited from our stakes in issuers that refinanced debt, successfully lowering their interest costs. Since most of our bonds have call protection, refinancing usually means issuers must deposit AAA government securities as security for our bonds until the first call dates. (This is known as an advance refunding.) In 1999, advance refundings benefited the Fund as some of our largest holdings were upgraded to reflect their new security pledge. For example, the Foothill/Eastern Transportation Corridor

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is High-coupon bonds followed by an up arrow with the phrase "Income cushioned price declines as rates rose." The second listing is Foothill/Eastern Trans. Agency followed by an up arrow with the phrase "Credit upgrade." The third listing is Hospital bonds followed by a down arrow with the phrase "Margins pressured by government cutbacks." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Agency and the City of Duarte both received credit upgrades and prices rose accordingly. The State of California also received an upgrade, raising the ratings on some 8% of the Fund.

         Bonds that offered high amounts of current income - and were therefore somewhat cushioned from price declines as rates rose - held up relatively well. In contrast, many of the Fund's health-care holdings were disappointments. Last year's bankruptcy of a large hospital system, the recent reduction in Medicare and Medicaid reimbursements and a large municipal bond insurer's refusal to continue insuring lower-quality health-care bonds cast a pall over the entire health-care sector.

Managing interest-rate sensitivity

The Fund was also well served by our opportune shifts in duration throughout the year. Duration measures a bond's sensitivity to interest-rate changes. The longer the duration, the more a bond's price rises when rates fall and falls when rates rise. From September through December 1998, we maintained a somewhat longer duration posture, which provided gains as interest rates fell. That slightly longer duration was a slight disadvantage when interest rates suddenly increased in early 1999, although we quickly shortened our duration beginning about six months ago. During most of the spring and summer, we maintained a more defensive posture, keeping the Fund's duration slightly shorter than the average fund's based on our view that interest rates were headed higher.

Market shift presents opportunities

As interest rates rose, the municipal market presented us with attractive opportunities to do some minor restructuring of the Fund's holdings. Rising bond yields allowed us to swap some

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1999." The chart is scaled in increments of .5% with -3.0% at the bottom and 0.5% at the top. The first bar represents the 0.11% total return for John Hancock California Tax-Free Income Fund Class A. The second bar represents the -0.63% total return for John Hancock California Tax-Free Income Fund Class B. The third bar represents the -2.77%* total return for John Hancock California Tax-Free Income Fund Class C. The fouth bar represents the -1.49% total return for Average California municipal bond fund. A note below the chart reads "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception April 1, 1999 through August 31, 1999."]
--------------------------------------------------------------------------------

lower-yielding bonds for some comparably rated higher-yielding securities with similar maturities at relatively cheap prices.

         We have continued to enhance call protection, adding bonds with attractive call structures. Call protection guards against a bond being redeemed by its issuer for a certain period of time. While good call protection is especially important in periods when interest rates are falling and issuers tend to refinance their bonds at lower rates, it is often overlooked when rates rise because investors focus more on yield. In a rising interest-rate environment, call protection can often be purchased inexpensively - adding real value to the Fund's structure.

Outlook

Looking ahead, we remain optimistic about California's economy, which has been powered by real productivity enhancements. Furthermore, the national economy remains strong, with few signs of slowing down.

         The macro environment is somewhat less clear. Although the Fed raised interest rates to rein in the U.S. economy, the intended slowdown hasn't yet materialized, or at least we haven't seen any consistent evidence of it. Our view is that inflationary pressures have indeed increased, as demonstrated by rising commodity prices and tight labor markets. However, excess capacity on the global stage has kept the lid on price increases. Without definitive signs of a slowdown, there is still a chance that the Fed could raise interest rates again.

         Beyond that, however, we're more optimistic. We feel it's reasonable to assume that higher interest rates and Y2K fears will slow economic growth by year end. However, slower U.S. growth may be offset by strong growth overseas. So for now, we plan to keep the Fund's duration a bit shorter than average and emphasize bonds with high coupons that provide a cushion against price declines when rates are on the rise.

         As for the municipal market, technical factors continue to be favorable. Since 1998, the supply of municipals has dwindled. In addition, municipal bonds offer attractive values relative to U.S. Treasuries. At the same time, tax revenues are up and municipal credits are generally improving. Investors looking to add value and lower tax bills will find plenty of opportunity in the tax-exempt arena.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Investors looking to add value and lower tax bills will find plenty of opportunity in the tax-exempt arena."

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock California Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please read your prospectus carefully before you invest or send money. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                      SINCE
                                                  ONE      FIVE     INCEPTION
                                                  YEAR     YEARS    (12/29/89)
                                                 -------  -------    --------
Cumulative Total Returns                         (1.94%)   36.66%      89.36%
Average Annual Total Returns(1)                  (1.94%)    6.45%       6.95%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                  ONE      FIVE     INCEPTION
                                                  YEAR     YEARS    (12/31/91)
                                                 -------  -------    --------
Cumulative Total Returns                         (2.98%)   35.88%      57.33%
Average Annual Total Returns(1)                  (2.98%)    6.32%       6.23%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                      SINCE
                                                                    INCEPTION
                                                                     (4/1/99)
                                                                     --------
Cumulative Total Return                                               (3.07%)
Average Annual Total Return(1)                                        (3.07%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 1999

                                                                    SEC 30-DAY
                                                                       YIELD
                                                                     --------
John Hancock California Tax-Free Income Fund: Class A                  4.34%
John Hancock California Tax-Free Income Fund: Class B                  3.79%
John Hancock California Tax-Free Income Fund: Class C                  3.66%

Notes to Performance

     (1) The Adviser voluntarily reduced a portion of the management fee, the Distributor reduced the distribution and service fees applicable to Class B shares and the custodian fees were offset with balance credits during the periods shown. Without the reduction of expenses and the offset, the average annual total return for the one-year, five-year and since inception periods for Class A shares would have been (2.00%), 6.36% and 6.72%, respectively. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and since inception periods for Class B shares would have been (3.14%), 6.14% and 6.01%, respectively. Without the reduction of expenses and the offset, the average annual total return for Class C shares since inception would have been (3.12%).

     (2) Not annualized.

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock California Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical made in the John Hancock California Tax-Free Income Fund on December 29, 1989, before sales charge, and is equal to $19,722 as of August 31, 1999. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $19,616 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund, after sales charge, and is equal to $18,836 as of August 31, 1999.

Line chart with the heading John Hancock California Tax-Free Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $16,304 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund on December 31, 1991, before sales charge, and is equal to $15,632 as of August 31, 1999.

Line chart with the heading John Hancock California Tax-Free Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,780 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $9,723 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund, after sales charge, and is equal to $9,626 as of August 31, 1999.

* No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $382,617,022).....          $403,631,902
  Joint repurchase agreement (cost - $ 4,003,000) .....             4,003,000
                                                        ---------------------
                                                                  407,634,902
 Cash .................................................                   992
 Receivable for investments sold ......................                65,300
 Receivable for shares sold ...........................             1,745,402
 Interest receivable ..................................             5,850,556
 Other assets .........................................                96,882
                                                        ---------------------
                        Total Assets ..................           415,394,034
                        -----------------------------------------------------
Liabilities:
 Payable for shares repurchased .......................                60,684
 Payable for investments purchased ....................             8,810,820
 Dividend payable .....................................                 6,300
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .............................               299,755
 Accounts payable and accrued expenses ................                40,987
                                                        ---------------------
                        Total Liabilities .............             9,218,546
                        -----------------------------------------------------
Net Assets:
 Paid-in capital ......................................           395,135,118
 Accumulated net realized loss on investments and
  financial futures contracts .........................           (10,022,063)
 Net unrealized appreciation of investments ...........            21,014,880
 Undistributed net investment income ..................                47,553
                                                        ---------------------
                        Net Assets ....................          $406,175,488
                        =====================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
 Class A - $306,785,872/28,793,149 ....................                $10.65
 ============================================================================
 Class B - $98,530,101/9,247,466 ......................                $10.65
 ============================================================================
 Class C* - $859,515/80,669 ...........................                $10.65
 ============================================================================
Maximum Offering Price Per Share**
 Class A - ($10.65 x 104.71%) .........................                $11.15
 ============================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1999
--------------------------------------------------------------------------------
Investment Income:
 Interest .............................................           $23,894,307
                                                           ------------------
 Expenses:
  Investment management fee - Note B ..................             2,262,938
  Distribution and service fee - Note B
   Class A ............................................               460,627
   Class B ............................................             1,042,163
   Class C ............................................                 1,423
  Transfer agent fee - Note B .........................               218,280
  Custodian fee .......................................                93,015
  Legal and accounting services fee - Note B ..........                64,108
  Auditing fee ........................................                37,846
  Trustees' fees ......................................                26,335
  Registration and filing fees ........................                19,712
  Printing ............................................                18,914
  Miscellaneous .......................................                15,452
  Legal fees ..........................................                 4,923
  Interest expense - Note A ...........................                 1,416
  Less: Management Fee Reduction - Note B .............              (234,216)
        Distribution and Service Fee Reduction - Note B
          Class B .....................................              (104,216)
                                                           ------------------
                        Total Expenses ................             3,928,720
                        -----------------------------------------------------
                        Less Expense Reductions -
                        Note B ........................               (58,180)
                        -----------------------------------------------------
                        Net Expenses ..................             3,870,540
                        -----------------------------------------------------
                        Net Investment Income .........            20,023,767
                        -----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized gain on investments sold ................               630,209
 Net realized loss on financial futures contracts .....              (745,601)
 Change in net unrealized appreciation/depreciation
  of investments ......................................           (20,224,406)
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ......................               (73,711)
                                                           ------------------
                        Net Realized and Unrealized
                        Loss on Investments and
                        Financial Futures Contracts ...           (20,413,509)
                        -----------------------------------------------------
                        Net Decrease in Net Assets
                        Resulting from Operations .....             ($389,742)
                        =====================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                         YEAR ENDED AUGUST 31,
                                                                                                   ---------------------------------
                                                                                                       1998              1999
                                                                                                   ------------      ---------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .........................................................................   $18,938,054       $20,023,767
 Net realized gain (loss) on investments sold and financial futures contracts ..................     2,038,263          (115,392)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts ..................................................................    12,987,820       (20,298,117)
                                                                                                 -------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..............................    33,964,137          (389,742)
                                                                                                 -------------    --------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.5575 and $0.5609 per share, respectively) ......................................   (14,988,439)      (15,529,991)
  Class B - ($0.4749 and $0.4778 per share, respectively) ......................................    (4,023,289)       (4,487,984)
  Class C** - (none and $0.1843 per share, respectively) .......................................         -                (5,792)
                                                                                                 -------------    --------------
  Total Distributions to Shareholders ..........................................................   (19,011,728)      (20,023,767)
                                                                                                 -------------    --------------
From Fund Share Transactions - Net: * ..........................................................     3,443,098        27,533,302
                                                                                                 -------------    --------------
Net Assets:
 Beginning of period ...........................................................................   380,660,188       399,055,695
                                                                                                 -------------    --------------
 End of period (including distributions in excess of net investment income of $27,140 and
  undistributed net investment income of $47,553, respectively) ................................  $399,055,695      $406,175,488
                                                                                                 =============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund



Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                          YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------------------
                                                                                1998                               1999
                                                                    ----------------------------------------------------------------
                                                                       SHARES            AMOUNT           SHARES           AMOUNT
                                                                    ------------      ------------     ------------      -----------
CLASS A
 Shares sold ....................................................     2,280,061        $25,129,803       4,985,184      $55,160,981
 Shares issued to shareholders in reinvestment of distributions .       612,940          6,744,970         667,420        7,379,055
                                                                   ------------      -------------    ------------    -------------
                                                                      2,893,001         31,874,773       5,652,604       62,540,036
 Less shares repurchased ........................................    (3,083,700)       (33,902,668)     (3,703,124)     (40,923,038)
                                                                   ------------      -------------    ------------    -------------
 Net increase(decrease) .........................................      (190,699)       ($2,027,895)      1,949,480      $21,616,998
                                                                   ============      =============    ============    =============
CLASS B
 Shares sold ....................................................     1,962,836        $21,603,294       2,523,120      $28,092,730
 Shares issued to shareholders in reinvestment of distributions .       167,576          1,844,388         218,896        2,402,251
                                                                   ------------      -------------    ------------    -------------
                                                                      2,130,412         23,447,682       2,742,016       30,494,981
 Less shares repurchased ........................................    (1,633,760)       (17,976,689)     (2,300,517)     (25,454,751)
                                                                   ------------      -------------    ------------    -------------
 Net increase ...................................................       496,652         $5,470,993         441,499       $5,040,230
                                                                   ============      =============    ============    =============
CLASS C**
 Shares sold ....................................................         -                 -               80,521         $874,475
 Shares issued to shareholders in reinvestment of distributions .         -                 -                  148            1,599
                                                                   ------------      -------------    ------------    -------------
 Net increase ...................................................         -                 -               80,669         $876,074
                                                                   ============      =============    ============    =============
** Class C shares commenced operations on April 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS

                                       10

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


Financial Highlights

Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------


                                                          YEAR ENDED DECEMBER 31,     PERIOD FROM         YEAR ENDED AUGUST 31,
                                                          ----------------------   JANUARY 1, 1996 TO  ---------------------------
                                                           1994(1)       1995      AUGUST 31, 1996(9)   1997     1998       1999
                                                          --------     --------   -------------------  ------   -------    -------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period....................  $10.85        $9.28        $10.69         $10.36    $10.77     $11.19
                                                          -------     --------      --------        -------   -------   --------
 Net Investment Income ..................................    0.58         0.57(2)       0.39(2)        0.57(2)   0.56(2)    0.56(2)
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts ...........   (1.57)        1.41         (0.33)          0.41      0.42      (0.54)
                                                          --------    --------      --------        -------   -------   --------
  Total from Investment Operations ......................   (0.99)        1.98          0.06           0.98      0.98       0.02
                                                          --------    --------      --------        -------   -------   --------
 Less Distributions:
 Dividends from Net Investment Income ...................   (0.58)       (0.57)        (0.39)         (0.57)    (0.56)     (0.56)
                                                          -------     --------      --------        -------   -------   --------
 Net Asset Value, End of Period .........................   $9.28       $10.69        $10.36         $10.77    $11.19     $10.65
                                                          =======     ========      ========        =======   =======   ========
 Total Investment Return at Net Asset Value (3) .........  (9.31%)      21.88%         0.61%(7)       9.71%     9.32%      0.11%
 Total Adjusted Investment Return at
  Net Asset Value (3,4) .................................  (9.45%)      21.73%         0.55%(7)       9.64%     9.26%      0.04%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............$241,583     $309,305      $291,072       $291,167  $300,483   $306,786
 Ratio of Expenses to Average Net Assets ................   0.75%        0.75%         0.76%(8,10)    0.75%     0.77%(10)  0.76%(10)
 Ratio of Adjusted Expenses to Average Net Assets (5) ...   0.89%        0.90%         0.84%(8)       0.82%     0.83%      0.82%
 Ratio of Net Investment Income to Average Net Assets ...   5.85%        5.76%         5.57%(8)       5.42%     5.05%      5.06%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (5) ................................   5.71%        5.61%         5.48%(8)       5.35%     4.99%      4.99%
 Portfolio Turnover Rate ................................     62%          37%(6)        30%            15%       10%         3%
 Fee Reduction Per Share ................................   $0.01        $0.01(2)      $0.01(2)       $0.01(2)  $0.01(2)   $0.01(2)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.
Financial Highlights (continued)


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,     PERIOD FROM         YEAR ENDED AUGUST 31,
                                                          ----------------------   JANUARY 1, 1996 TO  ---------------------------
                                                           1994(1)       1995      AUGUST 31, 1996(9)   1997     1998       1999
                                                          --------     --------   -------------------  ------   -------    -------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period...................   $10.85        $9.28           $10.68       $10.36    $10.77    $11.19
                                                         --------     --------         --------     --------  --------  --------
 Net Investment Income .................................     0.51         0.50(2)          0.33(2)      0.49(2)   0.47(2)   0.48(2)
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts ..........    (1.57)        1.40            (0.31)        0.41      0.42     (0.54)
                                                         --------     --------         --------     --------  --------  --------
  Total from Investment Operations .....................    (1.06)        1.90             0.02         0.90      0.89     (0.06)
                                                         --------     --------         --------     --------  --------  --------
 Less Distributions:
 Dividends from Net Investment Income ..................    (0.51)       (0.50)           (0.34)       (0.49)    (0.47)    (0.48)
                                                         --------     --------         --------     --------  --------  --------
 Net Asset Value, End of Period ........................    $9.28       $10.68           $10.36       $10.77    $11.19    $10.65
                                                         ========     ========         ========     ========  ========  ========
 Total Investment Return at Net Asset Value (3) ........   (9.99%)      20.87%            0.20%(7)     8.88%     8.50%    (0.63%)
 Total Adjusted Investment Return at
  Net Asset Value (3,4) ................................  (10.13%)      20.72%            0.14%(7)     8.81%     8.44%    (0.80%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..............  $77,365      $84,673          $83,253      $89,493   $98,572   $98,530
 Ratio of Expenses to Average Net Assets ...............    1.50%        1.50%            1.52%(8,10)  1.50%     1.52%(10) 1.51%(10)
 Ratio of Adjusted  Expenses to Average Net Assets (5) .    1.64%        1.65%            1.59%(8)     1.57%     1.58%     1.67%
 Ratio of Net  Investment  Income to Average Net Assets     5.10%        4.97%            4.81%(8)     4.66%     4.29%     4.31%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (5) ...............................    4.96%        4.82%            4.72%(8)     4.59%     4.23%     4.14%
 Portfolio  Turnover Rate ..............................      62%          37%(6)           30%          15%       10%        3%
 Fee Reduction Per Share ...............................    $0.01        $0.01(2)         $0.01(2)     $0.01(2)  $0.01(2)  $0.01(2)




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM APRIL 1, 1999
                                                                               (COMMENCEMENT OF OPERATIONS)
                                                                                     TO AUGUST 31, 1999
                                                                                     ------------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.............................................         $11.14
                                                                                         --------
 Net Investment Income (2) .......................................................           0.18
 Net Realized and Unrealized Loss on Investments and Financial Futures Contracts .          (0.49)
                                                                                         --------
  Total from Investment Operations ...............................................          (0.31)
                                                                                         --------
 Less Distributions:
 Dividends from Net Investment Income ............................................          (0.18)
                                                                                         --------
 Net Asset Value, End of Period ..................................................         $10.65
                                                                                         ========
 Total Investment Return at Net Asset Value (3) ..................................         (2.77%)(7)
 Total Adjusted Investment Return at Net Asset Value (3,4) .......................         (2.80%)(7)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................................           $860
 Ratio of Expenses to Average Net Assets .........................................          1.61%(8,10)
 Ratio of Adjusted Expenses to Average Net Assets (5) ............................          1.67%(8)
 Ratio of Net Investment Income to Average Net Assets ............................          4.20%(8)
 Ratio of Adjusted Net Investment Income to Average Net Assets (5) ...............          4.13%(8)
 Portfolio Turnover Rate .........................................................             3%
 Fee Reduction Per Share (2) .....................................................          $0.01

 (1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
 (2) Based on the average of the shares outstanding at the end of each month.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
 (5) Unreimbursed, without fee reduction.
 (6) Portfolio turnover excludes merger activity.
 (7) Not annualized.
 (8) Annualized.
 (9) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(10) For the period ended August 31, 1996 and the years ended August 31, 1998 and 1999, the ratio of expenses to average net assets for the Fund excludes the effect of expense offsets. If expense offsets were included, the ratio of expenses to average net assets would have been 0.75% for Class A, 1.50% for Class B and 1.60% for Class C.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund

Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by California Tax-Free Income Fund on August 31, 1999. It has two main categories:
tax-exempt long-term bonds and short-term investments. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

TAX-EXEMPT LONG-TERM BONDS
California (94.21%)
 ABAG Finance Authority for Nonprofit Corps.,
  Cert of Part Nat'l Center for Int'l Schools Proj......    7.375%     05-01-18       BB+       $4,300     $4,503,734      7.04%
  Cert of Part Peninsula Family YMCA Ser A .............    6.800      10-01-11       A3         1,000      1,071,930      6.34
 Alameda Corridor Transportation Auth,
  Rev Ser 1999 A .......................................     Zero      10-01-32       AAA        5,000        737,400      5.87
 Alameda, County of,
  Cert of Part Cap Projs ...............................    6.750      06-01-16       A2           500        543,575      6.21
 Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C
   Anaheim Pub Imp Proj ................................     Zero      09-01-18       AAA        3,000      1,025,550      5.73
 Anaheim, City of,
  Cert of Part Ref Reg RITES Convention Ctr ............    8.691#     07-16-23       AAA        2,000      2,137,500      8.13
 Antioch Public Financing Authority,
  Reassessment Rev Ser B ...............................    5.850      09-02-15       BB+        1,490      1,428,806      6.10
 Arcadia, County of,
  Hosp Rev Methodist Hosp of Southern California .......    6.625      11-15-22       A          1,205      1,268,106      6.30
 Avalon Community Improvement Agency,
  Tax Alloc Community Imp Proj Ser B ...................    6.400      08-01-22       A-         1,830      1,979,035      5.92
 Bakersfield Memorial Hospital,
  Hosp Rev Ser A .......................................    6.500      01-01-22       Baa1       2,000      2,142,940      6.07
 Beaumont Unified School District,
  Cert of Part Cap Imp Proj ............................    7.700      01-01-21       AA         1,000      1,066,330      7.22
 Beverly Hills Public Financing Auth,
  Lease Rev INFLOS .....................................    7.870#     06-01-15       AAA        2,500      2,575,000      7.64
 Bonita Canyon Public Facilities Financing Auth,
  Spec Tax Community Facils Dist No 98-1 ...............    5.375      09-01-28       BB+        4,000      3,563,240      6.03
 Brentwood Redevelopment Agency,
  Tax Alloc Brentwood Redevel Proj Ser A ...............    7.700      11-01-08       BBB          135        139,442      7.45
 Burbank Redevelopment Agency,
  Tax Alloc Golden State Redevel Proj Ser A ............    6.000      12-01-23       A-         2,750      2,766,748      5.96
 California Educational Facilities Auth,
  Rev 1993 Ser B Pooled College & Univ Proj ............    6.125      06-01-09       Baa2       1,000      1,033,330      5.93
  Univ of San Diego Rev Cap Apprec .....................     Zero      10-01-19       Aaa        1,510        481,766      5.77
 California Health Facilities Financing Auth,
  Hosp Rev 1991 Ser A San Diego Hosp Assoc .............    6.950      10-01-21       AA           250        269,247      6.45
  Ins Hosp Rev Ser 1990 Children's Hosp San Diego ......    6.500      07-01-20       AAA          500        521,560      6.23
  Ins Rev Ref Ser A Catholic Healthcare
   West Obligated Group ................................    5.750      07-01-15       AAA        2,000      2,032,580      5.66


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 California Health Facilities Financing Auth (cont.),
  Ins Rev Ser A San Diego Christian Foundation .........    6.250%     07-01-12       AA-        $1,135    $1,177,903      6.02%
  Ins Rev Ser B Hlth Facil Small Facil .................    7.500      04-01-22       AA-         2,000     2,262,840      6.63
  Rev 1990 Ser A Kaiser Permanente .....................    7.000      12-01-10       A             600       634,686      6.62
  Rev Ser 1994A Scripps Research Institute .............    6.300      07-01-09       A1            500       532,325      5.92
  Sec Rev 1991 Ser Hosp of the Good Samaritan ..........    7.000      09-01-21       BBB         2,250     2,344,770      6.72
 California Housing Finance Agency,
  Home Mtg Rev 1990 Ser D ..............................     Zero      08-01-20       AA-         1,335       266,546      5.81
  Home Mtg Rev 1991 Ser A ..............................    7.375      08-01-17       AA-           235       243,340      7.12
  Home Mtg Rev 1994 Ser C ..............................    6.650      08-01-14       AA-         1,000     1,034,580      6.43
  Home Mtg Rev 1994 Ser G ..............................    7.250      08-01-17       AA-         3,500     3,602,935      7.04
  Hsg Rev 1991 Ser E ...................................    7.000      08-01-26       AAA           525       549,822      6.68
 California Pollution Control Financing Auth,
  Poll Control Rev 1991 Ser Southern Calif Edison Co ...    6.900      12-01-17       A+            500       530,945      6.50
  Poll Control Rev 1992 Ser A Pacific Gas & Elec Co ....    6.625      06-01-09       AA-           500       534,520      6.20
  Poll Control Rev 1997 Ser A Laidlow Environmental Proj    6.700      07-01-07       BBB-        2,000     2,031,240      6.60
  Poll Control Rev 1999 Ser A Southern Calif Edison Co**    5.450      09-01-29       AAA         2,720     2,645,635      5.60
  Solid Waste Disposal Rev Keller Canyon Landfill Co Proj   6.875      11-01-27       BB-         2,000     2,031,360      6.77
 California Rural Home Mortgage Finance Auth,
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog ....    7.550      11-01-26       AAA           640       701,568      6.89
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
  Step Coupon ..........................................    6.450#     05-01-27       AAA           645       713,660      5.83
 California State Public Works Board,
  Lease Rev 1992 Ser A Calif State Univ Various Univ Projs  6.700      10-01-17       AAA         1,500     1,641,720      6.12
  Lease Rev 1993 Ser A Various Community College Projs .    5.625      12-01-18       A+          3,700     3,966,511      5.25
  Lease Rev 1994 Ser A Dept of Corrections
   Calif State Prison  Monterey County (Soledad II) ....    6.875      11-01-14       A+            500       568,320      6.05
  Lease Rev 1996 Ser A Dept of Corrections .............    5.500      01-01-15       AAA         5,145     5,178,751      5.46
  Lease Rev Ref 1993 Ser A California State Univ
   Various Univ Proj ...................................    5.500      06-01-21       A+          1,250     1,215,900      5.65
  Lease Rev Ref 1993 Ser A Depart of Corrections
   Various State Prisons ...............................    5.000      12-01-19       AAA         5,000     4,673,350      5.35
  Lease Rev Ser A Dept of Corrections ..................    5.250      01-01-21       AAA         4,500     4,283,460      5.52
 California Statewide Communities Development Auth,
  Cert of Part The Internex Group ......................    5.375      04-01-30       BBB         2,500     2,237,375      6.01
  Ins Cert of Part United Western Medical Centers ......    6.750      12-01-21       AA-         7,500     8,077,875      6.27
  Ins Rev Cert of Part Hlth Facil AIDS Proj Los Angeles     6.200      08-01-12       AA-         1,250     1,287,725      6.02
  Ins Rev Cert of Part Hlth Facil AIDS Proj Los Angeles     6.250      08-01-22       AA-         2,590     2,654,646      6.10
  Ins Rev Cert of Part Hlth Facil Eskaton Properties ...    6.700      05-01-11       A+          1,250     1,328,437      6.30
  Ins Rev Cert of Part Statewide Univ Northridge Proj ..    6.000      04-01-26       AAA         1,620     1,660,273      5.85
  Ins Rev Ref Cert of Part Triad Healthcare Hosp .......    6.500      08-01-22       A+         13,000    14,094,210      6.00
 Campbell, City of,
  1991 Cert of Part Preref Civic Ctr Proj ..............    6.750      10-01-17       A             155       166,546      6.28
  1991 Cert of Part Unref Bal  Civic Ctr Proj ..........    6.750      10-01-17       A           1,565     1,680,262      6.29


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 Capistrano Unified School District,
  Spec Tax of Community Facil Dist 87-1 ................    7.500%     09-01-07       AAA        $3,500    $3,570,000      7.35%
  Spec Tax of Community Facil Dist 87-1 ................    8.375      10-01-20       AAA         3,000     3,206,790      7.83
  Spec Tax of Community Facil Dist 92-1 ................    7.000      09-01-18       AA          1,500     1,675,050      6.27
  Spec Tax of Community Facil Dist 92-1 ................    7.100      09-01-21       AA          2,250     2,638,665      6.05
 Carlsbad, City of,
  Imp Bond Act of 1915 Assessment Dist No 96-1 .........    5.500      09-02-28       BB+         1,200     1,086,084      6.08
 Carson Redevelopment Agency,
  Tax Alloc Ser 1992 Area No 1 Redevel Proj ............    6.375      10-01-12       BBB+          500       517,575      6.16
 Castaic Lake Water Agency,
  Cert of Part Ser 1990 Wtr Sys Imp Proj ...............    7.350      08-01-20       AAA           200       210,624      6.98
 Center Unified School District,
  GO Cap Apprec Ser C ..................................     Zero      09-01-16       AAA         2,145       830,523      5.66
 Central Coast Water Auth,
  Rev State Wtr Proj Regional Facil Ser 1992 ...........    6.600      10-01-22       AAA         3,700     4,038,957      6.05
 Central Valley Financing Auth,
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993 ...    6.100      07-01-13       AA          3,300     3,568,587      5.64
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993 ...    6.200      07-01-20       AA          1,000     1,084,890      5.71
 Clearlake Redevelopment Agency,
  Tax Alloc Highlands Park Community Devel Proj ........    6.400      10-01-23       BBB           500       511,055      6.26
 Corona Community Facilities District 97-2,
  Special Tax Rev ......................................    5.875      09-01-23       BB+         1,500     1,441,335      6.11
 Costa Mesa Public Financing Auth,
  1991 Local Agency Rev Ser A ..........................    7.100      08-01-21       BBB           220       229,783      6.80
 Cucamonga School District,
  Cert of Part .........................................    7.600      12-01-15       Baa         1,000     1,029,970      7.38
 Davis Redevelopment Agency,
  Tax Alloc Ref Davis Redevel Proj .....................    7.000      09-01-24       AAA         5,115     5,622,459      6.37
 Del Mar Race Track Auth,
  Rev Ref Ser 1996 .....................................    6.000      08-15-06       BBB         2,240     2,329,757      5.77
  Rev Ref Ser 1996 .....................................    6.200      08-15-11       BBB         1,865     1,951,592      5.92
 Delano, City of,
  Cert of Part .........................................    7.000      04-01-10       BBB+        2,000     2,068,040      6.77
 Desert Hospital District,
  Hosp Rev Cert of Part Ser 1990 Desert Hosp Corp Proj .    8.000      07-01-10       AAA           300       316,644      7.58
 Duarte, City of,
  Cert of Part City of Hope Nat'l Medical Center Proj ..    6.250      04-01-23       Baa1        9,000     9,765,720      5.76
  Cert of Part City of Hope Nat'l Medical Center Proj ..    5.250      04-01-24       BBB+        4,000     3,496,200      6.01
 East Bay Municipal Utility District,
  Wastewater Treatment Sys Rev Ref .....................    7.370#     06-01-20       AAA         6,000     5,850,000      7.56
 Elk Grove Unified School District,
  Community Facil Dist 1 Spec Tax Cap Apprec ...........     Zero      12-01-16       AAA         2,780     1,040,332      5.78
 Encinitas Public Finance Auth,
  Cert of Part Ser A Civic Ctr Proj ....................    6.750      12-01-11       A-          1,300     1,401,049      6.26
 Fairfield Public Financing Auth,
  1995 Rev Ser A Pennsylvania Ave Storm Drainage Proj ..    6.500      08-01-21       A-          1,085     1,134,704      6.22


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 Fontana Public Financing Auth,
  Tax Alloc Rev 1990 Ser A North Fontana Redevel Proj....   7.250%     09-01-20       BBB         $325       $336,586      7.00%
  Tax Alloc Rev Sub Lien 1991 Ser A
   North Fontana Redevel Proj ...........................   7.750      12-01-20       AA           195        214,180      7.06
 Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Current Int Ser 1995A ..........   6.500      01-01-32       BBB-       1,665      1,851,147      5.85
  Toll Rd Rev Fixed Rate Current Int Ser 1995A ..........   6.000      01-01-34       BBB-      14,775     16,039,592      5.53
  Toll Road Rev Ref Cap Apprec ..........................    Zero      01-15-25       BBB-       6,615      1,376,449      6.28
  Toll Road Rev Ref Conv Cap Apprec .....................    Zero      01-15-26       BBB-       5,000      2,662,150      6.17
 Fremont Public Finance Auth,
  Rev Ser A .............................................   5.500      09-02-10       BB+        2,905      2,773,491      5.76
 Fresno Joint Powers Financing Auth,
  Rev Ser A .............................................   6.550      09-02-12       BBB        2,000      2,106,460      6.22
 Fresno, City of,
  Hlth Facil Rev Ser 1991 Saint Agnes Medical Center ....   6.625      06-01-21       AA           250        270,982      6.11
 Industry Urban-Development Agency,
  Tax Alloc Ref Trans Dist Proj 3 .......................   6.900      11-01-16       A-         1,020      1,082,026      6.50
 Inglewood, City of,
  Cert of Part Civic Ctr Imp Proj .......................   7.000      08-01-19       BBB-       1,000      1,072,740      6.53
 Irvine, City of,
  Imp Board Act of 1915 Assessment Dist 95-12 ...........   6.000      09-02-21       BB+        1,750      1,704,185      6.16
  Imp Board Act of 1915 Assessment Dist 95-12 Ser B .....   6.550      09-02-21       BB+        1,000      1,107,410      5.91
  Mobile Home Park Rev Ser A Meadows Mobile Home Park ...   5.700      03-01-28       BBB-       1,930      1,851,391      5.94
 Irwindale Community Redevelopment Agency,
  Sub Lien Tax Alloc Industrial Devel Proj ..............   7.050      06-01-26       BBB        2,750      2,933,645      6.61
 Lincoln Redevelopment Agency,
  Tax Alloc Lincoln Redevel Proj ........................   7.650      08-01-17       BBB+         680        738,460      7.04
 Long Beach, City of,
  Harbor Rev Ref Ser A ..................................   6.000      05-15-18       AAA        2,660      2,801,140      5.70
 Los Alamitos Unified School District,
  Spec Tax of Community Facil Dist 90-1 .................   7.150      08-15-21       Baa1       6,005      6,473,150      6.63
 Los Angeles Community Facilities District,
  Spec Tax No 3 Cascades Business Park Proj .............   6.400      09-01-22       BB+        1,000      1,011,400      6.33
 Los Angeles Community Redevelopment Financing Auth,
  Rev MultiFamily Ser A Grand Central Square ............   5.850      12-01-26       BB         2,000      1,918,400      6.10
 Los Angeles Department of Airports,
  Airport Rev AMT Ser A Ontario International Airport Proj  6.000      05-15-26       AAA        2,000      2,036,800      5.89
 Los Angeles Department of Water and Power,
  Elec Plant Rev Ref 2nd Iss of 1993 ....................   5.400      11-15-12       A+         1,000      1,005,140      5.37
 Los Angeles Public Works Financing Auth,
  Rev Regional Park & Open Space Dist A .................   6.000      10-01-15       AA         3,750      4,100,362      5.49
 Los Angeles, County of,
  Cert of Part Disney Parking Proj ......................   6.500      03-01-23       BBB        2,000      2,183,760      5.95
  Cert of Part Reg Linked SAVRS & RIBS Ref Proj .........   6.708      06-01-15       BBB        1,200      1,269,720      6.34
  Rev Ser B AMT Harbor Proj .............................   6.000      08-01-15       AA         2,000      2,059,680      5.83
 Metropolitan Water District,
  Wtr Rev Iss of 1991 ...................................   6.625      07-01-12       AA           750        798,915      6.22
  Wtr Rev Iss of 1992 ...................................   5.000      07-01-20       AA         7,500      6,915,525      5.42


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
   Millbrae Proj........................................   7.375%      09-01-27       BB         $1,000     $1,032,310      7.14%
 Modesto Irrigation District,
  Cert of Part Ref & Cap Imps Proj Ser 1999B ...........   5.300       07-01-22       A+            965        901,966      5.67
 Mountain View Capital Improvements Financing Auth,
  1992 Rev City Hall/Community Theatre Complex and
   Shoreline Regional Park Comm Tax Alloc Refin ........   6.500       08-01-16       AAA           600        634,296      6.15
 Northern California Transmission Agency,
  Rev 1990 Ser A Calif-Oregon Transm Proj ..............   7.000       05-01-13       AAA           100        116,692      6.00
  Rev 1992 Ser A Calif-Oregon Transm Proj ..............   6.500       05-01-16       AAA         1,000      1,064,550      6.11
 Oakland, Port of,
  Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj   6.800       01-01-19       BBB+          500        516,515      6.58
 Oceanside, City of,
  Ref Cert of Part Ser A ...............................   6.375       04-01-12       A3          3,000      3,176,100      6.02
 Orange County Development Agency,
  Tax Alloc Santa Ana Heights Proj .....................   6.125       09-01-23       BBB         5,000      5,041,100      6.08
 Orange Cove Irrigation District,
  Cert of Part Rehab Proj ..............................   7.250       02-01-12       AA          2,000      2,128,020      6.81
  Cert of Part Rehab Proj ..............................   7.000       02-01-15       AA          2,500      2,651,500      6.60
 Orange, County of,
  Cert of Part Recovery Ref Ser A ......................   5.800       07-01-16       AAA         2,000      2,047,540      5.67
  Cert of Part Civic Ctr Exp Proj ......................   6.700       08-01-18       AAA         1,000      1,069,370      6.27
  Ser A of 1990 Spec Tax of Community Facil Dist 87-3
   Mission Viego .......................................   7.800       08-15-15       AA            350        370,352      7.37
  Ser A of 1992 Spec Tax of Community Facil Dist 88-1
   Aliso Viego .........................................   7.350       08-15-18       AAA         1,000      1,109,620      6.62
 Pasadena, City of,
  Cert of Part Ref Old Pasadena Pkg Facil Proj .........   6.250       01-01-18       A+          1,205      1,300,316      5.79
 Pittsburg Redevelopment Agency,
  Spec Tax of Community Facil Dist 90-1 California Ave .   7.400       08-15-20       BBB         3,040      3,291,165      6.84
 Poway, City of,
  Community Facil Dist No 88-1 Spec Tax Ref
   Pkwy Business Ctr ...................................   6.750       08-15-15       BB          1,000      1,054,620      6.40
 Rancho Mirage, City of, Joint Powers Financing Auth,
  Cert of Part Eisenhower Memorial Hosp ................   7.000       03-01-22       A2          4,500      4,893,255      6.44
  Civic Center Rev Ref Ser 1991A Preref ................   7.500       04-01-17       BBB           195        209,180      6.99
  Civic Center Rev Ref Ser 1991A Unref Bal .............   7.500       04-01-17       BBB            55         57,824      7.13
 Redondo Beach Public Financing Auth,
  Rev South Bay Center Redevel Proj ....................   7.000       07-01-16       BBB+          950      1,015,978      6.55
 Richmond Joint Powers Financing Auth,
  Rev Ser A ............................................   7.700       10-01-10       BBB-        1,645      1,745,148      7.26
 Richmond, County of,
  Imp Bd Act of 1915 Ref Reassessment District No 855 ..   6.600       09-02-19       BBB-        3,000      3,093,840      6.40
 Riverside County Asset Leasing Corp,
  Leasehold Rev 1993 Ser A Riverside County Hosp Proj ..   6.500       06-01-12       A           1,000      1,099,360      5.91


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A  ...................   6.250%     01-01-30       BB+       $3,000     $2,880,960      6.51%
 Sacramento Power Auth,
  Cogeneration Proj Rev Light & Pwr Imp .................   6.000      07-01-22       BBB-      12,000     12,039,600      5.98
 Sacramento Unified School District,
  Spec Tax of Community Facil Dist 1 Ser B ..............   7.300      09-01-13       Baa          760        847,354      6.55
 Saddleback Valley Unified School District,
  Spec Tax of Community Facil Dist 89-3 Ser A ...........   7.750      09-01-16       AA         3,200      3,264,000      7.60
 San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj .................   5.500      08-01-17       AAA        5,000      5,028,100      5.47
  Cert of Part Ref Medical Ctr Fin Proj .................   5.500      08-01-17       A-         3,750      3,678,675      5.61
  Cert of Part Ref Medical Ctr Fin Proj Ser A ...........   5.500      08-01-15       AAA        5,875      6,295,826      5.13
  Cert of Part Ser B Cap Facil Proj .....................   6.875      08-01-24       AAA          350        413,557      5.82
 San Diego County Regional Transportation Commission,
  Sales Tax Rev 1991 Ser A ..............................   7.000      04-01-06       AA-           90         95,574      6.59
 San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES ......................   7.484#     04-23-08       AAA        1,000      1,120,000      6.68
  Water Rev Cert of Part Reg RITES ......................   7.484#     04-22-09       AAA          400        446,000      6.71
 San Diego, County of,
  Cert of Part Inmate Reception Ctr & Cooling Plant Fin .   6.750      08-01-19       AAA        3,000      3,378,270      5.99
 San Diego Redevelopment Agency,
  Tax Alloc Cap Apprec Ser 1999B ........................    Zero      09-01-17       BB         1,600        486,896      6.72
  Tax Alloc Cap Apprec Ser 1999B ........................    Zero      09-01-18       BB         1,700        471,070      6.87
  Tax Alloc City Heights Proj Ser 1999A .................   5.800      09-01-28       BB         1,395      1,270,636      6.37
 San Diego Unified School District,
  GO Cap Apprec Ser 1999A ...............................    Zero      07-01-21       AAA        2,500        715,500      5.81
 San Francisco Bay Area Rapid Transit District,
  Sales Tax Rev Ref .....................................   5.000      07-01-28       AAA        3,000      2,704,230      5.55
 San Francisco State Building Auth,
  Lease Rev Ref 1993 Ser A Dept of Gen Serv .............   5.000      10-01-13       A+         2,145      2,075,416      5.17
 San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj ..................   8.500      12-01-26       BB         2,000      2,222,580      7.65
 San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec ........................    Zero      01-01-03       AAA        5,000      4,331,850      4.35
  Toll Rd Rev Ref Conv Cap Apprec Ser A .................    Zero      01-15-21       BBB-       5,000      3,081,200      6.15
  Toll Rd Rev Sr Lien Cap Apprec ........................    Zero      01-01-14       AAA        5,000      2,290,950      5.52
  Toll Rd Rev Sr Lien Cap Apprec ........................    Zero      01-01-22       AAA        6,500      1,824,680      5.77
 San Mateo County Joint Powers Financing Auth,
  Lease Rev Ref Cap Proj Prog ...........................   5.000      07-01-21       AAA        1,815      1,680,781      5.40
 Santa Ana Financing Auth,
  Lease Rev Ser A Police Admin & Holding Facil ..........   6.250      07-01-19       AAA        1,790      1,957,562      5.72
  Lease Rev Ser A Police Admin & Holding Facil ..........   6.250      07-01-24       AAA       10,000     10,936,400      5.71
  Rev Ref Ser B South Harbor Blvd .......................   5.125      09-01-19       AAA        2,500      2,361,075      5.43
  Rev Ref Ser D Mainplace Proj ..........................   5.600      09-01-19       BBB-       1,000        925,300      6.05
 Santa Barbara, County of,
  1990 Cert of Part .....................................   7.500      02-01-11       AAA          250        256,565      7.31
  1991 Cert of Part .....................................   6.400      02-01-11       A+           250        263,103      6.08


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                               PAR VALUE                  YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s       MARKET         AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE       MARKET +
--------------------------                                --------     --------     -------    ---------     ------       --------

California (continued)
 Santa Clara County Finance Auth,
  Lease Rev Ser 2000B Mult Facil Projs** ................   5.500%     05-15-17      AAA         $6,000    $5,889,360       5.60%
 Santa Clarita Community Facilities,
  Spec Tax of Community Facil Dist 92-1 Ser A ...........   7.450      11-15-10      BBB          3,600     3,792,348       7.07
 Santa Rosa, City of,
  Imp Board Act of 1915 Ref Fountaingrove Parkway Ser A .   5.700      09-02-19      BB+          1,000       958,590       5.95
 Southern California Home Financing Auth,
  Single Family Mtg Rev GNMA & FNMA Mtg Backed Ser A ....   6.750      09-01-22      AAA            655       674,643       6.55
  Single Family Mtg Rev GNMA &
  FNMA Mtg Backed Ser B .................................   7.750      03-01-24      AAA             30        30,988       7.50
 Southern California Public Power Auth,
  Rev Ref Southern Transmission Proj ....................    Zero      07-01-13      AAA          4,400     2,085,644       5.47
 Stanislaus Waste to Energy Financing Agency,
  Solid Waste Rev Ref Ogden Martin Sys Inc Proj .........   7.625      01-01-10      A-             880       903,170       7.43
 Suisun Redevelopment Agency,
  Tax Alloc Suisun City Redevel Agency ..................   7.250      10-01-20      AAA            405       420,503       6.98
 Torrance Redevelopment Agency,
  Tax Alloc Ref Ser 1992 Downtown Redevel Proj ..........   7.125      09-01-21      BBB            500       539,390       6.60
 University of California,
  Cert of Part Ref UCLA Central Chiller/Congeneration Proj  5.400      11-01-11      Aa3          1,000     1,001,480       5.39
 Upland Housing Auth,
  Rev Iss A .............................................   7.500      07-01-03      BBB            190       195,417       7.29
  Rev Iss A .............................................   7.850      07-01-20      BBB          1,280     1,314,650       7.64
 Vallejo Sanitation and Flood Control District,
  Cert of Part ..........................................   5.000      07-01-19      AAA          2,500     2,330,025       5.36
 Victor Valley Unified School District,
  Cert of Part ..........................................   7.875      11-01-12      AA           1,255     1,338,181       7.39
 West Covina Redevelopment Agency,
  Ref Community Facil Dist Spec Tax Fashion Plaza Proj ..   6.000      09-01-22      A            3,000     3,091,140       5.82
                                                                                                          -----------
                                                                                                          382,682,982
                                                                                                          -----------
Puerto Rico (5.16%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ..........................   8.270#     07-01-11      AAA          7,500     8,653,125       7.17
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Ref 1996 Ser Z ............................   6.250      07-01-14      AAA          3,250     3,574,675       5.68
 Puerto Rico Ports Auth,
  Spec Facil Rev 1996 Ser A American Airlines Inc Proj ..   6.250      06-01-26      BBB-         2,000     2,045,580       6.11
 Puerto Rico, Commonwealth of,
  GO Pub Imp Ser 1996 ...................................   6.500      07-01-15      A            6,000     6,675,540       5.84
                                                                                                           ----------
                                                                                                           20,948,920
                                                                                                           ----------
                                                         TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                      (Cost $382,617,022)       (99.37%)  403,631,902
                                                                                                -------   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                                     PAR VALUE
                                                                                          INTEREST     (000s         MRKET
ISSUER, DESCRIPTION                                                                         RATE      OMITTED)       VALUE
-------------------                                                                         ----      --------       -----


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.99%)
 Investment in a joint repurchase agreement transaction with
  Barclay's Inc. - Dated 08-31-99, due 09-01-99
  (Secured by U.S. Treasury Bonds, 5.250% thru 9.125%,
  due 02-15-00 thru 11-15-28 and U.S. Treasury Notes,
  4.500% thru 7.750%, due 09-30-00 thru 02-15-05) - Note A                                  5.440%      $4,003     $4,003,000
                                                                                                       -------    -----------
                                                                      TOTAL SHORT-TERM INVESTMENTS      (0.99%)     4,003,000
                                                                                                       -------    -----------
                                                                                 TOTAL INVESTMENTS    (100.36%)   407,634,902
                                                                                                       -------    -----------

                                                                 OTHER ASSETS AND LIABILITIES, NET      (0.36%)    (1,459,414)
                                                                                                       -------    -----------
                                                                                  TOTAL NET ASSETS    (100.00%)  $406,175,488
                                                                                                      ========   ============




 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where
   Standard & Poor's ratings are not available.

** These securities having an aggregate value of $8,534,995 or 2.10% of the
   Fund's net asset value, have been purchased on a when-issued basis. The purchase price and interest rate of such securities are fixed at trade date, although the
   Fund does not earn any interest on such securities until settlement date. The
   Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $2,728,976 of Sacramento Power Authority, 6.000%, 07-01-22, and
   the market value of $6,201,994 of California Statewide Community Development
   Authority, 6.500%, 08-01-22, have been segregated to cover the when-issued commitments.

 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on August 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - California Tax-Free Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The California Tax-Free Income Fund invests primarily in securities issued by the state of California and its various political subdivisions. The performance of the Fund is closely tied to economic conditions within California and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories. The table below shows the percentages of the Fund's investments at August 31, 1999 assigned to the various sector categories.

                                                         MARKET VALUE
                                                       AS A PERCENTAGE
                                                          OF FUND'S
SECTOR DISTRIBUTION                                       NET ASSETS
-------------------                                    ---------------

General Obligation....................................       3.31%
Revenue Bonds - Authority ............................       4.00
Revenue Bonds - Correctional Facility ................       4.96
Revenue Bonds - Education ............................      10.20
Revenue Bonds - Electric Power .......................       4.65
Revenue Bonds - Excise Tax ...........................       0.67
Revenue Bonds - Facility .............................       2.18
Revenue Bonds - Harbor/Channel .......................       0.69
Revenue Bonds - Health ...............................      18.58
Revenue Bonds - Housing ..............................       3.57
Revenue Bonds - Improvement ..........................       0.98
Revenue Bonds - Industrial Development ...............       0.81
Revenue Bonds - Lease ................................       1.96
Revenue Bonds - Multi-Family .........................       0.46
Revenue Bonds - Non Profit ...........................       0.55
Revenue Bonds - Other ................................      17.45
Revenue Bonds - Parking Garage/Authority .............       0.32
Revenue Bonds - Pollution Control ....................       2.14
Revenue Bonds - Tax ..................................       1.49
Revenue Bonds - Transportation .......................      10.15
Revenue Bonds - Various Purpose ......................       0.31
Revenue Bonds - Water & Sewer ........................       9.94
                                                       ----------
                      TOTAL TAX-EXEMPT LONG-TERM BONDS      99.37%
                                                       ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

=======================NOTES TO FINANCIAL STATEMENTS============================

              John Hancock Funds - California Tax-Free Income Fund


NOTE A -

ACCOUNTING POLICIES

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,347,379 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 - $111,795, August 31, 2003 - $5,169,717, August 31,
2004 - $2,378,578, August 31, 2005 - $7,774 and August 31, 2006 - $679,515.
Additionally, net capital losses of $618,270 attributable to security transactions occurring after October 31, 1998 are treated as arising on the first day of the Fund's next taxable year (September 1, 1999).

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the

=======================NOTES TO FINANCIAL STATEMENTS============================

              John Hancock Funds - California Tax-Free Income Fund


Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $2,129,800. The annualized interest rate charged during the period ranged from 5.1875% thru 5.2500%. At August 31, 1999, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Funds gains and/or losses can be affected as a result of futures contracts.

         At August 31, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may buy or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases,

=======================NOTES TO FINANCIAL STATEMENTS============================

              John Hancock Funds - California Tax-Free Income Fund


the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the year the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

         There were no written option transactions for the year ended August 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

         The Adviser has voluntarily agreed to limit the Fund's operating expenses to 0.75%, 1.50% and 1.60% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Adviser's fee amounted to $234,216 for the year ended August 31, 1999. This limitation may be discontinued any time.

         The Fund has an agreement with its custodian bank under which $58,180 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1999 , net sales charges received with regard to sales of Class A shares amounted to $515,724. Out of this amount, $31,258 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $430,518 was paid as sales commissions to unrelated broker-dealers and $53,948 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $168,814.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges paid to JH Funds for the year ended August 31, 1999.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the

=======================NOTES TO FINANCIAL STATEMENTS============================

              John Hancock Funds - California Tax-Free Income Fund


distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Accordingly, the reduction in the distribution and service fee amounted to $104,216 for the year ended August 31, 1999. This limitation may be discontinued at any time. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a yearly basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1999 , aggregated $41,855,724 and $13,543,400, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1999.

         The cost of investments owned at August 31, 1999 (including the joint repurchase agreement) for federal income tax purposes was $386,620,022. Gross unrealized appreciation and depreciation of investments aggregated $24,823,430 and $3,808,550 respectively, resulting in net unrealized appreciation of $21,014,880.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,395, an increase in undistributed net investment income of $74,693 and a decrease in capital paid-in of $76,088. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1999. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock California Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock California Tax-Free Income Fund (the "Fund") including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/Ernst & Young
----------------

Boston, Massachusetts
October 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1999.

         None of the 1999 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.26% tax-exempt for federal and state purposes. The percentage of income dividends from the Fund subject to the alternative minimum tax is 5.79%.

         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

         Shareholders will receive a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

================================================================================


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--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock California Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      5300A 8/99
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